UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 8/31/2012

Item 1. Schedule of Investments.

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Common Stocks–96.5%
Consumer Discretionary–16.8%
Automobiles–0.6%
Bayerische Motoren Werke (BMW) AG	504,759	$36,607,471
Diversified Consumer Services–1.7%
Benesse Holdings, Inc.	1,108,382	54,856,380
Dignity plc[1]	3,030,706	43,551,541
MegaStudy Co. Ltd.	112,054	6,458,814
Zee Learn Ltd.[2]	938,095	391,259

		105,257,994
Hotels, Restaurants & Leisure–4.8%
Carnival Corp.	2,670,350	92,607,738
Ctrip.com International Ltd., ADR[2]	835,810	13,481,615
Domino’s Pizza UK & IRL plc[1]	8,982,012	76,730,326
William Hill plc	24,373,139	116,219,214

		299,038,893
Household Durables–0.7%
SEB SA	605,441	42,180,742
Internet & Catalog Retail–0.4%
Yoox SpA[2]	2,304,963	26,962,362
Leisure Equipment & Products–0.2%
Nintendo Co. Ltd.	105,219	11,833,513
Media–2.0%
Grupo Televisa SA, Sponsored GDR	1,017,630	23,385,137
SES, FDR	1,309,950	33,710,979
Virgin Media, Inc.	1,578,940	43,531,376
Zee Entertainment Enterprises Ltd.	8,197,109	24,086,606

		124,714,098
Multiline Retail–0.7%
Pinault-Printemps-Redoute SA	278,360	43,484,997
Specialty Retail–2.1%
Hennes & Mauritz AB, Cl. B	644,251	23,309,858
Industria de Diseno Textil SA	1,008,841	112,185,089

		135,494,947
Textiles, Apparel & Luxury Goods–3.6%
Burberry Group plc	2,885,524	61,991,711
Compagnie Financiere Richemont SA, Cl. A	430,390	26,395,029
Luxottica Group SpA	1,648,436	60,128,602
LVMH Moet Hennessy Louis Vuitton SA	314,620	51,365,561
Swatch Group AG (The), Cl. B	60,165	24,628,137

		224,509,040
Consumer Staples–11.7%
Beverages–4.1%
C&C Group plc	14,686,772	66,595,156
Diageo plc	3,152,973	86,361,562
Heineken NV	674,768	37,407,426
Pernod-Ricard SA	610,462	65,780,690

		256,144,834

1	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Food & Staples Retailing–2.1%
Shoppers Drug Mart Corp.	2,274,197	$96,643,279
Woolworths Ltd.	1,154,718	35,336,702

		131,979,981
Food Products–4.1%
Aryzta AG	1,492,354	73,390,615
Barry Callebaut AG	78,573	74,359,176
Nestle SA	384,199	23,884,163
Unilever plc	2,350,655	84,503,841

		256,137,795
Household Products–1.0%
Reckitt Benckiser Group plc	1,086,878	61,438,688
Personal Products–0.4%
L’Oreal SA	188,483	23,171,574
Energy—4.0%
Energy Equipment & Services–2.3%
Saipem SpA	983,941	46,719,376
Schoeller-Bleckmann Oilfield Equipment AG	372,021	35,543,765
Technip SA	578,012	60,880,867

		143,144,008
Oil, Gas & Consumable Fuels–1.7%
BG Group plc	4,176,357	85,413,125
Cairn Energy plc[2]	2,921,995	13,315,961
Ceres, Inc.[1,2]	1,008,114	6,196,877
Tsakos Energy Navigation Ltd.	564,760	3,038,409

		107,964,372
Financials–3.7%
Capital Markets–2.3%
BinckBank NV	3,717,550	26,311,448
ICAP plc	13,754,083	69,384,105
Tullett Prebon plc	10,749,054	49,497,057

		145,192,610
Commercial Banks–0.2%
ICICI Bank Ltd., Sponsored ADR	500,950	16,295,904
Insurance–1.0%
Prudential plc	4,896,867	61,193,343
Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp. Ltd.	772,602	10,212,930
Health Care–9.5%
Biotechnology–3.4%
CSL Ltd.	2,148,600	98,627,246
Grifols SA2	3,683,130	103,771,020
Grifols SA, Cl. B2	322,183	6,589,223
MEI Pharma, Inc.[1,2]	997,811	379,168
MEI Pharma, Inc., Legend Shares[1,2,3]	55,000	20,900

		209,387,557
Health Care Equipment & Supplies–3.0%
DiaSorin SpA	923,820	28,212,857

2	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Health Care Equipment & Supplies Continued
Essilor International SA	667,006	$58,215,368
Sonova Holding AG	444,437	41,198,989
Straumann Holding AG	57,877	6,880,737
William Demant Holding AS2	591,327	51,006,152

		185,514,103
Health Care Providers & Services–1.1%
Sonic Healthcare Ltd.	5,028,294	69,664,971
Health Care Technology–0.2%
Compugroup Medical AG	849,049	14,417,088
Ortivus AB, Cl. A1,2	29,828	28,377
Ortivus AB, Cl. B1,2	1,883,694	1,208,918

		15,654,383
Life Sciences Tools & Services–0.0%
Tyrian Diagnostics Ltd.[1,2]	119,498,536	185,191
Pharmaceuticals–1.8%
BTG plc[2]	2,809,645	13,482,085
Novogen Ltd.[1,2]	8,330,223	753,060
Oxagen Ltd.[2,3]	214,287	10,301
Roche Holding AG	532,581	96,954,622

		111,200,068
Industrials–25.2%
Aerospace & Defense–1.9%
Embraer SA	8,396,346	56,667,787
European Aeronautic Defense & Space Co.	1,675,023	63,879,424

		120,547,211
Commercial Services & Supplies–2.8%
Aggreko plc	1,557,700	58,372,320
De La Rue plc	1,776,188	29,444,255
Edenred	1,038,650	27,748,196
Prosegur, Compania de Seguridad SA	12,093,878	59,325,473

		174,890,244
Construction & Engineering–2.4%
Koninklijke Boskalis Westminster NV	1,682,035	56,847,807
Leighton Holdings Ltd.	1,875,090	31,133,226
Outotec OYJ	514,588	23,158,265
Trevi Finanziaria Industriale SpA[1]	6,372,219	39,754,234

		150,893,532
Electrical Equipment–4.5%
ABB Ltd.	2,713,293	47,206,239
Alstom	947,610	33,637,274
Ceres Power Holdings plc[1,2]	8,537,984	840,540
Legrand SA	1,874,550	64,780,717
Nidec Corp.	964,685	76,275,922
Schneider Electric SA	937,030	59,177,244

		281,917,936

3	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Industrial Conglomerates–0.8%
Siemens AG	497,125	$47,158,844
Machinery–4.4%
Aalberts Industries NV1	6,348,447	108,716,676
Atlas Copco AB, Cl. A	1,702,827	37,983,602
Fanuc Ltd.	281,900	46,430,030
Vallourec SA	576,708	26,744,848
Weir Group plc (The)	2,063,810	53,513,953

		273,389,109
Professional Services–2.5%
Experian plc	9,855,526	157,117,535
Trading Companies & Distributors–5.0%
Brenntag AG	797,395	95,030,660
Bunzl plc	7,464,948	133,230,677
Wolseley plc	2,023,512	81,675,625

		309,936,962
Transportation Infrastructure–0.9%
Koninklijke Vopak NV	867,107	55,622,933
Information Technology–16.3%
Communications Equipment–1.6%
Telefonaktiebolaget LM Ericsson, B Shares	10,636,204	99,166,446
Computers & Peripherals–1.4%
Gemalto NV	1,076,950	85,352,460
Electronic Equipment & Instruments–3.7%
Canon, Inc.	678,960	22,594,709
Hoya Corp.	3,684,810	83,513,979
Ibiden Co. Ltd.	537,983	8,197,839
Keyence Corp.	255,821	67,580,065
Omron Corp.	702,318	13,778,199
Phoenix Mecano AG1	72,331	35,987,457

		231,652,248
Internet Software & Services–2.3%
Telecity Group plc	5,363,075	74,087,384
United Internet AG	3,260,299	66,002,355

		140,089,739
IT Services–0.2%
Infosys Ltd.	360,672	15,312,917
Semiconductors & Semiconductor Equipment–0.9%
ARM Holdings plc	6,353,290	57,905,752
Software–6.2%
Aveva Group plc	1,052,780	30,975,918
Dassault Systemes SA	852,500	82,790,206
Sage Group plc (The)	11,827,350	55,626,744
SAP AG	2,374,815	156,550,682
Temenos Group AG1,2	4,308,059	61,144,024

		387,087,574
Materials–5.4%
Chemicals–2.7%
Filtrona plc[1]	12,213,055	103,750,269

4	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares	Value
Chemicals Continued
Orica Ltd.	999,000	$25,075,309
Sika AG	20,683	39,970,813

		168,796,391
Construction Materials–2.0%
James Hardie Industries SE, CDI	14,289,100	124,208,686
Metals & Mining–0.7%
Rio Tinto plc, Sponsored ADR	496,830	21,776,059
Vale SA, A Shares, Preference	1,226,400	19,816,700

		41,592,759
Telecommunication Services–3.6%
Diversified Telecommunication Services–3.6%
BT Group plc	47,872,802	165,408,900
Inmarsat plc	6,555,780	59,595,161

		225,004,061
Utilities–0.3%
Energy Traders–0.3%
APR Energy plc	1,332,672	16,399,708

Total Common Stocks (Cost $4,894,965,752)		6,018,609,416

	Units
Rights, Warrants and Certificates–0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[1,2,3]	126,666	243,604
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[1,2]	1,118,385	155,903
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13[1,2]	11,949,853	6,173

Total Rights, Warrants and Certificates (Cost $264,716)		405,680

5	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Shares
Investment Company–2.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.19%[1,4] (Cost $172,119,608)	172,119,608	172,119,608
Total Investments, at Value (Cost $5,067,350,076)	99.3%	6,191,134,704
Other Assets Net of Liabilities	0.7	43,847,380

Net Assets	100.0%	$6,234,982,084

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD	Australian Dollar
1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units November 30, 2011	Gross Additions		Gross Reductions		Shares/Units August 31, 2012
Aalberts Industries NV	5,414,769	933,678		—		6,348,447
Ceres Power Holdings plc	8,205,534	332,450		—		8,537,984
Ceres, Inc.[a]	—	1,008,114	[c]	—		1,008,114
Ceres, Inc., Cv., Series C	600,000	—		600,000	[c]	—
Ceres, Inc., Cv., Series C-1	64,547	—		64,547	[c]	—
Ceres, Inc., Cv., Series D	459,800	—		459,800	[c]	—
Ceres, Inc., Cv., Series F	1,900,000	—		1,900,000	[c]	—
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[a,b]	380,000	—		253,334	[c]	126,666
Dignity plc	2,485,107	545,599		—		3,030,706
Domino’s Pizza UK & IRL plc	3,561,380	5,420,632		—		8,982,012
Filtrona plc	11,102,284	1,110,771		—		12,213,055
MEI Pharma, Inc. (formerly Marshall Edwards, Inc.)	384,029	613,782		—		997,811
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	55,000	—		—		55,000
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	55,000	—		55,000		—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17 (formerly Marshall Edwards, Inc. Wts., Strike Price $1.19, Exp. 5/11/17)	—	1,118,385		—		1,118,385
Novogen Ltd.	7,639,623	690,600		—		8,330,223
Oppenheimer Institutional Money Market Fund, Cl. E	299,665,280	1,216,920,568		1,344,466,240		172,119,608
Ortivus AB, Cl. A	—	29,828		—		29,828
Ortivus AB, Cl. B	1,659,273	224,421		—		1,883,694
Phoenix Mecano AG	63,930	8,401		—		72,331
Temenos Group AG	3,768,499	539,560		—		4,308,059
Trevi Finanziaria Industriale SpA	2,935,311	3,436,908		—		6,372,219
Tyrian Diagnostics Ltd.	119,498,536	—		—		119,498,536
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—		—		11,949,853

6	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

	Value		Income
Aalberts Industries NV	$108,716,676		$2,755,397	[d]
Ceres Power Holdings plc	840,540		—
Ceres, Inc.[a]	—	[e]	—
Ceres, Inc., Cv., Series C	—		—
Ceres, Inc., Cv., Series C-1	—		—
Ceres, Inc., Cv., Series D	—		—
Ceres, Inc., Cv., Series F	—		—
Ceres, Inc. Wts., Strike Price $1950, Exp. 9/6/15[a],b	—	[e]	—
Dignity plc	43,551,541		456,045
Domino’s Pizza UK & IRL plc	76,730,326		1,514,921
Filtrona plc	103,750,269		1,360,507
MEI Pharma, Inc. (formerly Marshall Edwards, Inc.)	379,168		—
MEI Pharma, Inc., Legend Shares (formerly Marshall Edwards, Inc., Legend Shares)	20,900		—
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	—		—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17 (formerly Marshall Edwards, Inc. Wts., Strike Price $1.19, Exp. 5/11/17)	155,903		—
Novogen Ltd.	753,060		—
Oppenheimer Institutional Money Market Fund, Cl. E	172,119,608		443,094
Ortivus AB, Cl. A	28,377		—
Ortivus AB, Cl. B	1,208,918		—
Phoenix Mecano AG	35,987,457		817,120
Temenos Group AG	61,144,024		—
Trevi Finanziaria Industriale SpA	39,754,234		682,316
Tyrian Diagnostics Ltd.	185,191		—
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012AUD, Exp. 12/20/13	6,173		—

	$645,332,365		$8,029,400

a.	No longer an affiliate as of August 31, 2012.
b.	Strike price change due to 1 for 3 reverse split.
c.	All or a portion is the result of a corporate action.
d.	All or portion of the transactions were the result of non-cash dividends.
e.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

7	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

2.	Non-income producing security.
3.	Restricted security. The aggregate value of restricted securities as of August 31, 2012 was $274,805, which represents less than 0.005% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$243,604	$243,604
MEI Pharma, Inc., Legend Shares	8/3/07	1,614,333	20,900	(1,593,433)
Oxagen Ltd.	12/20/00	2,210,700	10,301	(2,200,399)

		$3,825,033	$274,805	$(3,550,228)

4.	Rate shown is the 7-day yield as of August 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$1,743,920,066	28.2%
France	822,901,147	13.3
Switzerland	552,000,001	8.9
Germany	415,767,100	6.7
Japan	385,060,636	6.2
United States	315,255,174	5.1
The Netherlands	284,906,290	4.6
Australia	282,557,937	4.6
Spain	281,870,805	4.5
Italy	201,777,431	3.3
Ireland	190,803,842	3.1
Sweden	161,697,201	2.6
Jersey, Channel Islands	157,117,535	2.5
Canada	96,643,279	1.6
Brazil	76,484,487	1.2
India	66,299,616	1.1
Denmark	51,006,152	0.8
Austria	35,543,765	0.6
Mexico	23,385,137	0.4
Finland	23,158,265	0.4
China	13,481,615	0.2
Korea, Republic of South	6,458,814	0.1
Bermuda	3,038,409	—

Total	$6,191,134,704	100.0%

8	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Foreign Currency Exchange Contracts as of August 31, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Euro (EUR)	Buy	306	EUR	9/5/12	$384,425	$162	$—
Euro (EUR)	Sell	7,267	EUR	9/5/12	9,139,981	—	3,846

						162	3,846
JP Morgan Chase:
British Pound Sterling (GBP)	Buy	4,889	GBP	9/4/12-9/5/12	7,763,210	11,774	—
Euro (EUR)	Sell	12,192	EUR	9/4/12-9/5/12	15,335,547	35	59,133

						11,809	59,133
Nomura Securities:
Euro (EUR)	Buy	400	EUR	9/4/12	502,827	2,750	—
Euro (EUR)	Sell	1,589	EUR	9/4/12	1,998,318	—	10,929

						2,750	10,929

Total unrealized appreciation and depreciation						$14,721	$73,908

Notes to Statement of Investments

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established

9	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term

10	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities

11	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

12	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The table below categorizes amounts as of August 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,038,250,544	$11,833,513	$—	$1,050,084,057
Consumer Staples	728,872,872	—	—	728,872,872
Energy	244,911,503	6,196,877	—	251,108,380
Financials	232,894,787	—	—	232,894,787
Health Care	591,195,904	400,068	10,301	591,606,273
Industrials	1,322,855,987	248,618,319	—	1,571,474,306
Information Technology	721,735,899	294,831,237	—	1,016,567,136
Materials	185,313,841	149,283,995	—	334,597,836
Telecommunication Services	225,004,061	—	—	225,004,061
Utilities	16,399,708	—	—	16,399,708
Rights, Warrants and Certificates	—	162,076	243,604	405,680
Investment Company	172,119,608	—	—	172,119,608

Total Investments, at Value	5,479,554,714	711,326,085	253,905	6,191,134,704
Other Financial Instruments:
Foreign currency exchange contracts	—	14,721	—	14,721

Total Assets	$5,479,554,714	$711,340,806	$253,905	$6,191,149,425

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(73,908)	$—	$(73,908)

Total Liabilities	$—	$(73,908)	$—	$(73,908)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

13	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$371,908,945	$(371,908,945)
Consumer Staples	23,003,285	(23,003,285)
Energy	183,226,173	(183,226,173)
Financials	128,753,151	(128,753,151)
Health Care	129,405,749	(129,405,749)
Industrials	689,606,680	(689,606,680)
Information Technology	247,732,867	(247,732,867)
Materials	95,201,285	(95,201,285)
Telecommunication Services	143,070,344	(143,070,344)

Total Assets	$2,011,908,479	$(2,011,908,479)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

14	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

15	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $14,721, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual rep orts within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

16	Oppenheimer International Growth Fund

Oppenheimer International Growth Fund

STATEMENT OF INVESTMENTS August 31, 2012 (Unaudited)

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended August 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $20,697,872 and $9,182,915, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Restricted Securities

As of August 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$5,107,319,486
Federal tax cost of other investments	915,908

Total federal tax cost	$5,108,235,394

Gross unrealized appreciation	$1,426,605,871
Gross unrealized depreciation	(342,841,019)

Net unrealized appreciation	$1,083,764,852

17	Oppenheimer International Growth Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/8/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/8/2012